To:
Western Mesquite Mines, Inc.
2 Bloor Street West
Suite 2102
Box 110
Toronto, Ontario
Canada
M4 W 3E2
Attention: Treasurer

Western Goldfields, Inc.
2 Bloor Street West
Suite 2102
Box 110
Toronto, Ontario
Canada
M4 W 3E2
Attention: Chief Financial Officer

29 June 2007

US$105,000,000 credit agreement dated 30 March 2007 as amended and restated by an amendment and restatement agreement dated 31 May 2007, between Western Mesquite Mines, Inc. as Borrower, Western Goldfields, Inc. as Guarantor, Investec Bank (UK) Limited as Agent, Mandated Lead Arranger and Security Trustee, Commonwealth Bank of Australia as Lead Arranger, the Banks (as defined therein) and the Hedging Banks (as defined therein) (the "Credit Agreement")

1 We refer to the Credit Agreement. Terms and expressions defined in the Credit Agreement shall have the same meaning when used herein unless otherwise defined.

2 The Agent hereby approves the alterations to the Development Plan proposed by the Borrower reflecting:

(a) an accelerated production schedule with full production anticipated for the end of 2007; and

(b) updated capex and opex figures,

in accordance with Clause 11.1(c) of the Credit Agreement.

3 As a result of the approval given in paragraph 2 above, the Agent, the Banks and the Hedging Banks hereby propose the following amendments to the Credit Agreement (the "Amendments"):

(a) that the Repayment Schedule in Schedule 6 of the Credit Agreement be deleted and replaced with the following:

Repayment Date	Repayment Instalment
31 December 2008	9.00%
30 June 2009	8.50%
31 December 2009	9.00%
30 June 2010	7.00%
31 December 2010	6.50%
30 June 2011	6.75%
31 December 2011	5.50%
30 June 2012	5.75%
31 December 2012	6.25%
30 June 2013	6.50%
31 December 2013	5.75%
30 June 2014	7.25%
31 December 2014	16.25%

(b) that item 8 in Schedule 10, Part A of the Credit Agreement, which refers to the Spill Prevention Control and Countermeasure (SPCC) Plan, be deleted and that all the other items in Schedule 10, Part A of the Credit Agreement be renumbered accordingly.

4 The approval given in paragraph 2 above and the Amendments will not come into effect until the Agent notifies the Borrower that it has received all of the following documents in form and substance satisfactory to it (the "Effective Date"):

(a) board minutes of the Borrower and the Guarantor approving and authorizing:

(i) the proposed alterations to the Development Plan; and
(ii) the Amendments;

(b) a report from the Independent Technical Consultant on the alterations to the Development Plan; and

(c) a report from the Banks' Model Auditor on the updated Base Case Model.

5 By the acceptance of this letter you agree to the repetition of the Repeating Representations by yourselves by reference to the facts and circumstances existing on:

(a) the date of this letter; and

(b) the Effective Date.

6 Without prejudice to the rights of any Financing Party which have arisen on or before the date of this letter or the Effective Date, by the acceptance of this letter you confirm that, on and after the Effective Date:

(a) the Credit Agreement as amended by this letter, and the other Financing Documents, will remain in full force and effect; and

(b) the Security Documents to which you are a party will continue to secure all liabilities which are expressed to be secured by them.

7 This letter is hereby designated as a Financing Document.

8 This letter shall be governed by and construed in accordance with English law.

9 This letter may be signed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this letter.

Please indicate your acceptance of the terms and conditions of this letter by countersigning the copy of this letter where indicated below.

Yours faithfully

____

Investec Bank (UK) Limited MICHAEL JONES
(as Agent, Bank and Hedging Bank) Authorised Signatory

____

Commonwealth Bank of Australia
(as Bank and Hedging Bank)

Accepted and agreed, on 2007

____

Western Mesquite Mines, Inc.

____

Western Goldfields, Inc.

6 Without prejudice to the rights of any Financing Party which have arisen on or before the date of this letter or the Effective Date, by the acceptance of this letter you confirm that, on and after the Effective Date:

(a) the Credit Agreement as amended by this letter, and the other Financing Documents, will remain in full force and effect; and

(b) the Security Documents to which you are a party will continue to secure all liabilities which are expressed to be secured by them.

7 This letter is hereby designated as a Financing Document.

8 This letter shall be governed by and construed in accordance with English law.

9 This letter may be signed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this letter.

Please indicate your acceptance of the terms and conditions of this letter by countersigning the copy of this letter where indicated below.

Yours faithfully

Investec Bank (UK) Limited
(as Agent, Bank and Hedging Bank)

Commonwealth Bank of Australia
(as Bank and Hedging Bank)

Accepted and agreed, on 2007

Western Mesquite Mines, Inc.

Western Goldfields, Inc.